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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - October 1, 2002
                        (Date of Earliest Event Reported)



                              GUILFORD MILLS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-06922

        Delaware                                                13-1995928
------------------------                                     ----------------
(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)


4925 West Market Street, Greensboro, NC                             27407
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         (Address of principal                                     Zip Code
          executive offices)


       Registrant's telephone number, including area code: (336) 316-4000

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ITEM 9.  REGULATION FD DISCLOSURE.

           On October 1, 2002, Guilford Mills, Inc. issued the following press release:

               GUILFORD MILLS PREPARING TO EMERGE FROM BANKRUPTCY
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GREENSBORO, N.C., Oct. 1, 2002 - As previously announced, following the satisfaction of various conditions, Guilford Mills, Inc. (OTC Bulletin Board:
GFDMQ) will emerge from bankruptcy on the effective date of its plan of reorganization. The Company and its senior lenders are in the process of finalizing loan and other documentation. The Company will issue a press release announcing the effective date and currently expects that it will be in the next few days.

Guilford Mills is an integrated designer and producer of value-added fabrics using a broad range of technologies. Guilford Mills serves a diversified customer base in the automotive, industrial and apparel markets.

From time to time, the Company may publish forward-looking statements relative to such matters as anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements.

This press release may be deemed to contain forward-looking statements and other projections within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company assumes no obligations to update or revise any such forward-looking statements. Such statements could be subject to risk and uncertainty that exist in the operations of the Company and the business environment that could render actual outcomes and results materially different from those predicted. These risks and uncertainties include, without limitation and in no particular order, the following factors as well as risks and uncertainties disclosed in the Company's filings with the Securities and Exchange Commission:

1. general economic factors including, but not limited to, changes in interest rates, foreign currency translation rates, consumer confidence, housing starts, trends in disposable income, changes in consumer demand for goods produced, and cyclical or other downturns

2. the overall level of automotive production and the production of specific car models

3.    fashion trends

4.    information and technological advances

5. cost and availability of raw materials, labor and natural and other resources

6.    domestic and foreign competition

7.    domestic and foreign governmental regulations and trade policies

8.    reliance on major customers

9.    success of marketing, advertising and promotional campaigns


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10.   inability to achieve cost reductions through consolidation and restructuring

11. inability to obtain financing on favorable terms or to obtain amendments or waivers with respect to non-compliance with certain covenants in loan agreements

12. the adverse impact of the Company's filing under Chapter 11 of the Bankruptcy Code on the Company's customer and supplier relationships, including less favorable trade credit terms

13. inability to maintain sufficient liquidity to finance the Company's operations; and

14.   inability to implement the plan of reorganization.



Contact: John A. Emrich
Chief Executive Officer
(336) 316-4000














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                                   SIGNATURES

           Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 1, 2002
                                       GUILFORD MILLS, INC.

                                       By: /s/ Robert A. Emken, Jr.
                                           ----------------------------------
                                           Robert A. Emken, Jr.
                                           Secretary




















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